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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



HONEYWELL INC.:


We consent to the incorporation by reference in this Registration Statement for the Honeywell Employee Stock Purchase Plan on Form S-8 of our report dated February 10, 1998, appearing in the Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1997.




DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
May 18, 1998


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